United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2025

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-222-6966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HUSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 8, 2025, the Board of Directors (the “Board”) of Houston American Energy Corp., a Delaware corporation (the “Company”), upon approval and recommendation by the compensation committee of the Board (the “Committee”), adopted and approved the Company’s 2025 Equity Incentive Plan (the “2025 Plan”), subject to stockholder approval. Following the approval of the 2025 Plan by the Board, on September 8, 2025, the 2025 Plan was approved by the holders of a majority (the “Majority Stockholders”) of the outstanding shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) by written consent in lieu of a meeting of stockholders. On September 9, 2025, the Company filed a preliminary information statement on Schedule 14C (the “Information Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) disclosing such approval of the 2025 Plan, among other actions described below in Item 5.07 of this Current Report on Form 8-K (this “Form 8-K”). The Company intends to file the definitive Information Statement with the SEC and mail it to the Company’s stockholders as soon as possible in order to notify them of such actions taken by written consent. In accordance with Rule 14c-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we expect that the 2025 Plan will become effective on the 20th calendar day from the date of such mailing, which we expect to be October 9, 2025.

The 2025 Plan authorizes the Company to provide additional incentives to current and potential employees, directors and consultants, and to issue up to 750,000 shares of Common Stock (the “Plan Shares”) pursuant to awards granted thereunder to such participants.

The following table sets forth the grants of fully vested shares of Common Stock to the named directors and officers below that are contingent upon the effectiveness of the 2025 Plan. The Company is contemplating registering such shares of Common Stock on a registration statement on Form S-8.

Name and Position	Dollar Value ($)	Number of Awards(1)
Peter Longo	(2)	40,000
Robert Bailey	(2)	56,000
Michelle McLaughlin	(2)	10,000
All current executive officers as a group	—	—
All current directors who are not Company executive officers as a group	(2)	96,000
All current Company employees, including current Company officers who are not Company executive officers, as a group	(2)	10,000

(1) Awards to be granted under the 2025 Plan to recipients are discretionary and are not subject to set benefits or amounts under the terms of the 2025 Plan. Accordingly, except as noted below, the benefits or amounts that will be received by or allocated to such recipient under the 2025 Plan in the future are not determinable. The number of awards in the table above is the number of shares of Common Stock contingent upon the effectiveness of the 2025 Plan.

(2) The dollar value will equal the aggregate Fair Market Value of such shares of Common Stock on the date of grant.

The 2025 Plan will be administered by the Committee. The 2025 Plan will remain in effect and awards can be granted thereunder until the earlier of its termination by the Board or the date on which all Plan Shares have been granted, and otherwise remains in effect for a period of ten years from the date of approval by the Majority Stockholders. Awards that may be granted under the 2025 Plan consist of: (a) incentive stock options; (b) non-statutory stock options; (c) stock appreciation rights; (d) restricted shares of Common Stock; (e) restricted stock units; and (f) other stock-based awards.

The foregoing description of the 2025 Plan is qualified in its entirety by reference to the description of the 2025 Plan in the Information Statement and to the form of 2025 Plan, which is attached as Appendix A to the Information Statement and as Exhibit 10.1 to this Form 8-K, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Written Consent

On September 8, 2025, the holders of an aggregate of 30,883,819 shares of Common Stock, representing approximately 90.6% of the overall voting power of the Company, executed a written consent (the “Written Consent”) in lieu of a meeting to approve (i) the 2025 Plan, as described in more detail below, (ii) the issuance of a number of shares of Common Stock pursuant to the ELOC Purchase Agreement, in excess of 19.9% of the number of shares of Common Stock outstanding immediately prior to the ELOC Purchase Agreement, as required by and in accordance with 713(a) of the NYSE American LLC Company Guide (the “Stockholder Approval Rule”), as described in more detail below, (iii) the issuance of a number of shares of Common Stock pursuant to the Securities Purchase Agreement, in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the Securities Purchase Agreement, as required by and in accordance with the Stockholder Approval Rule, as described in more detail below, and (iv) the Declassification Amendment (as defined below), as described in more detail below.

The Company intends to file the definitive Information Statement with the SEC and mail it to the Company’s stockholders as soon as possible in order to notify them of such actions taken by the Written Consent. In accordance with Rule 14c-2 promulgated by the SEC under the Exchange Act, we expect that the actions approved in the Written Consent will become effective on the 20th calendar day from the date of such mailing, which we expect to be October 9, 2025.

2025 Plan

The disclosure regarding the approval of the 2025 Plan by the Majority Holders is included in Item 5.02(e) of this Form 8-K and is incorporated herein by reference.

Approval to Issue Shares in Connection with the Committed Equity Financing

As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2025, the Company entered into a Common Stock Purchase Agreement (the “ELOC Purchase Agreement”), with an institutional investor (the “ELOC Investor”), on July 10, 2025, providing for a committed equity financing facility, pursuant to which, upon the terms and subject to the satisfaction of the conditions contained in the ELOC Purchase Agreement, the ELOC Investor has committed to purchase, at the Company’s direction in its sole discretion, up to an aggregate of $100,000,000 of the shares of the Common Stock, subject to certain limitations set forth in the ELOC Purchase Agreement, from time to time during the term of the ELOC Purchase Agreement (the “ELOC Transaction”).

Under the Stockholder Approval Rule, in no event may the Company issue shares of Common Stock pursuant to the ELOC Purchase Agreement in excess of 19.9% of the number of shares of Common Stock outstanding immediately prior to the ELOC Purchase Agreement. The Stockholder Approval Rule requires stockholder approval before issuing common stock (or securities convertible into or exercisable for common stock) in a private placement below the “Minimum Price” (as defined in the Stockholder Approval Rule) that constitutes 20% or more of the Company’s pre-transaction outstanding shares of Common Stock.

On September 8, 2025, the Board and Majority Stockholders approved the ELOC Transaction. The foregoing description of the ELOC Transaction is qualified in its entirety by reference to the description of the ELOC Transaction in the Information Statement, and incorporated herein by reference.

Approval to Issue Conversion Shares in Connection with the Convertible Note Financing

As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2025, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Note Investor”), on July 10, 2025, pursuant to which the Company sold, and the Note Investor purchased, a senior secured convertible note issued by the Company (the “Note,” and such financing, the “Convertible Note Financing”) in the original principal amount of $5,434,783, which is convertible into shares of Common Stock. The Convertible Note Financing closed on July 10, 2025.

Under the Stockholder Approval Rule, in no event may the Company issue shares of Common Stock pursuant to the Securities Purchase Agreement in excess of 19.9% of the number of shares of Common Stock outstanding immediately prior to the Securities Purchase Agreement. The Stockholder Approval Rule requires stockholder approval before issuing common stock (or securities convertible into or exercisable for common stock) in a private placement below the “Minimum Price” (as defined in the Stockholder Approval Rule) that constitutes 20% or more of the Company’s pre-transaction outstanding shares of Common Stock.

On September 8, 2025, the Board and Majority Stockholders approved the Convertible Note Financing. The foregoing description of the Convertible Note Financing is qualified in its entirety by reference to the description of the Convertible Note Financing in the Information Statement, and incorporated herein by reference.

Amendment of Certificate of Incorporation to Declassify the Board

On September 8, 2025, the Board and Majority Stockholders approved an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to declassify the Board so that annual elections for all of our directors will be held immediately following the effectiveness of such amendment.

Our Certificate of Incorporation provides for three classes of directors, with each class elected for a staggered three-year term. As part of the current Board’s ongoing evaluation of the corporate governance structures and practices of the Company and after carefully weighing the considerations of a classified Board versus a declassified Board, the Board believes it is advisable and in the best interests of the Company and its stockholders to amend our Certificate of Incorporation to eliminate the concept of a classified Board so that the Board will be fully declassified by the next annual meeting of stockholders to be held in 2025 (the “Declassification Amendment”).

The Declassification Amendment will amend Article VI, Section 2 of the Certificate of Incorporation to provide that our classified Board structure will be eliminated upon the effectiveness of the Declassification Amendment upon its filing with the Secretary of State of the State of Delaware, such that from and after the 2025 annual meeting of stockholders, all directors will be up for election at each annual meeting and will serve for a term of one year and until such directors’ successors are duly elected and qualified or until such directors’ earlier death, resignation or removal, notwithstanding that a director may previously have been elected for a term that extended beyond the date of the 2025 annual meeting of stockholders.

On September 8, 2025, the Board and Majority Stockholders approved the Declassification Amendment. The foregoing description of the Declassification Amendment is qualified in its entirety by reference to the description of the Declassification Amendment in the Information Statement, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of 2025 Equity Incentive Plan.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Dated: September 11, 2025
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer